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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: AUGUST 22, 2002
                       (Date of earliest event reported)

                              NCS HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       00-27602                                        34-1816187
 (Commission File No.)                      (IRS Employer Identification No.)

           3201 Enterprise Parkway, Suite 220, Beachwood, Ohio 44122 (Address of principal executive offices, including ZIP code)

                                 (216) 378-6800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure
      On August 22, 2002, NCS HealthCare, Inc. submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to 18 U.S.C Section 1350 as adopted pursuant to the Section 906 of the Sarbanes-Oxley Act of 2002 of the Company's report on Form 10-K for the year ended June 30, 2002.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                      NCS HEALTHCARE, INC.

Dated:   August 22, 2002              By: /s/  GERALD D. STETHEM
                                          --------------------------------
                                      Name:    Gerald D. Stethem
                                      Title:   Senior Vice President and
                                                 Chief Financial Officer

Dated:   August 22, 2002              By: /s/  KEVIN B. SHAW
                                          --------------------------------
                                      Name:    Kevin B. Shaw
                                      Title:   President, Chief Executive
                                                 Officer and Director